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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) December 5, 2005

                                 LOGILITY, INC.
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             (Exact name of registrant as specified in its charter)

              Georgia                    0-23057             58-2281338
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    (State or other jurisdiction      (Commission          (IRS Employer
          of incorporation)           File Number)      Identification No.)

            470 East Paces Ferry Road, N.E.
                   Atlanta, Georgia                            30305
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       (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code (404) 261-9777

   Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for Logility, Inc. for the fiscal quarter ended October 31, 2005, and certain forward-looking statements, as presented in a press release of December 5, 2005. The information in this report shall be deemed incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, as amended, except to the extent that such information is superseded by information as of a subsequent date that is included in or incorporated by reference into such registration statement. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

The following Exhibit is filed as part of this Report:

Exhibit No.    Description
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99.1           Press Release of Logility, Inc., dated December 5, 2005.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     LOGILITY, INC.
                                                     (Registrant)


Date: December 5, 2005                               By: /s/ VINCENT C. KLINGES
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                                                         Vincent C. Klinges
                                                         Chief Financial Officer

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